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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Electro-Sensors, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ELECTRO-SENSORS, INC. 6111 Blue Circle Drive Minnetonka, Minnesota 55343
(952) 930-0100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 23, 2003

To the Shareholders of Electro-Sensors Inc.:

        Notice is hereby given that the Annual Meeting of Shareholders of Electro-Sensors, Inc. will be held at the Radisson South, 7800 Normandale Boulevard, Bloomington, Minnesota, on Wednesday, April 23, 2003, at 2:00 pm, Central Standard Time, for the following purposes:

  1.
  To set the number of directors at five (5);

  2.
  To elect five directors to serve until the next annual meeting of shareholders;

  3.
  To approve auditors for the Company for the fiscal year ending December 31, 2003; and

  4.
  To take action upon any other business as may properly come before the meeting or any adjournment thereof.

        Accompanying this Notice of Annual Meeting is a Proxy Statement, Form of Proxy and the Company's 10-KSB for the fiscal year ended December 31, 2002.

        The Board of Directors has fixed the close of business on February 24, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Bradley D. Slye
Bradley D. Slye President

Minnetonka, Minnesota
Dated: April 2, 2003

        TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ELECTRO-SENSORS, INC. 6111 Blue Circle Drive Minnetonka, Minnesota 55343 (952) 930-0100

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 23, 2003

GENERAL INFORMATION

        This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Electro-Sensors, Inc., a Minnesota corporation (the "Company"), to the shareholders of the Company in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m., Central Standard Time, on Wednesday, April 23, 2003, at the Radisson South, 7800 Normandale Boulevard, Bloomington, Minnesota, and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about April 2, 2003.

        If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not refer to Internet or telephone information, please complete and return the paper proxy card in the postage paid envelope provided.

        Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy via the Internet, via telephone or by mail, by delivering written notice of the revocation of the proxy to the Company's Secretary prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder's directions if the proxy is duly submitted and not validly revoked prior to the Annual Meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR approval of the number of directors to be set at five, FOR the election of the directors nominated by the Board of Directors, FOR the approval of auditors for the fiscal year ending December 31, 2003, and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Annual Meeting and any all adjournments thereof.

        The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. The Company will also request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. In addition to the use of the Internet and mail, proxies may be solicited by officers, directors, and regular employees of the Company, without additional remuneration, in person or by telephone, telegraph, or facsimile transmission.

OUTSTANDING SHARES & VOTING RIGHTS

        The Company fixed the close of business on February 24, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. At February 24, 2003, the Company had outstanding 3,162,614 shares of Common Stock, the only outstanding class of capital stock of the Company. Each share of Common Stock outstanding on the record date entitles the holder thereof to one (1) vote on each matter to be voted upon by shareholders at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

        A majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions are counted as shares present for purposes of determining the presence or absence of a quorum. Proxies relating to "street name" shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker ("broker non-votes") absent voting instructions from the beneficial owner, will be treated as shares present for purposes of determining the presence or absence of a quorum. The Inspector of Election appointed by the Board of Directors will determine the shares represented at the meeting and the validity of proxies and ballots, and will count all votes and ballots.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of February 24, 2003, regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by directors and director nominees, by the executive officers named in the Summary Compensation Table, and by such directors and executive officers as a group. Amounts for 5% shareholders are reported as of the date such shareholders reported such holdings in filings under the Securities Exchange Act of 1934 (the "Exchange Act") unless more recent information was provided.

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class
Peter R. Peterson 6111 Blue Circle Drive Minnetonka, MN 55343	1,294,584	(2)	40.7%
Jean C. Slattery 4378 Mackey Avenue Minneapolis, MN 55424	172,926	(3)	5.5%
Bradley D. Slye 6111 Blue Circle Drice Minnetonka, MN 55343	192,704	(4)	5.9%
John S. Strom 5005 Arden Avenue Edina, MN 55424	33,500	(5)	1.0%
Joseph A. Marino 13770 Frontier Court Burnsville, MN 55337	22,500	(6)	*
Geoffrey W. Miller 12735 42nd Place North Plymouth, MN 55442	12,000	(7)	*
Officers and Directors as a Group	1,728,214	(8)	51.9%

*
Indicates ownership of less than one percent (1.0%).

(1)
Except as otherwise indicated, each person named or included in the group has the sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him/her.

(2)
Includes 4,500 shares held by Mr. Peterson's spouse, 27,852 shares held by the ESOP for the account of Mr. Peterson, and 20,250 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 24, 2003.

(3)
Includes 41,835 shares held by the estate of James P. Slattery (Jean C. Slattery is the personal representative of such estate).

(4)
Includes 5,190 shares held by Mr. Slye's spouse, 14,757 shares held by the ESOP for the account of Mr. Slye, and 83,250 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 24, 2003.

(5)
Includes 28,500 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 24, 2003.

(6)
Includes 21,750 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 24, 2003.

(7)
Includes 12,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 24, 2003.

(8)
Includes 165,750 shares that may be purchased by officers and directors upon exercise of options presently exercisable or exercisable within 60 days of February 24, 2003, and 42,609 shares allocated to officers' accounts under the ESOP.

        The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable within 60 days of February 24, 2003. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

ELECTION OF DIRECTORS
Proposals #1 and #2

        The Bylaws of the Company provide that the shareholders at each annual meeting shall determine the number of directors, which shall not be less than one. The Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting to serve until the next Annual Meeting or until their successors are duly elected and qualified. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the annual meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the annual meeting.

        The persons named below have been nominated for election by management. All nominees are currently directors of the Company. If, prior to the Annual Meeting, it should become known that any of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

        The following table sets forth the principal occupations (for at least the last five years) and directorships of the nominees:

Name	Principal Occupation and Directorships	Age	Director Since
Bradley D. Slye	Chairman of the Board and President of the Company since 1997	43	1997
Peter R. Peterson	President, P.R. Peterson Company (a venture capital firm); Secretary of the Company since 1973. Director of PPT Vision, Inc.	69	1969
John S. Strom	Retired; Vice President of Financial Planning & Analysis of Northwest Bancorp (currently Wells Fargo)	69	1989
Joseph A. Marino	President and CEO of Cardia, Inc. (a medical equipment manufacturer) since 1998.	51	1994
Geoffrey W. Miller	Controller of Wilcox Paper (a distributor of fine paper to the Printing Industry) since 2002.	48	1999

Committees and Meetings of the Board of Directors

        The present standing committees of the Board of Directors are described below. The Board of Directors does not have a standing nominating committee.

Board Meetings

        The Board of Directors met four times during the last fiscal year. No incumbent member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which he served (during the periods that he served).

Audit Committee

        Messrs. Strom, Marino, and Miller currently serve as members of the Audit Committee. This committee met twice during the last fiscal year. The Audit Committee is responsible for assisting the Board of Directors with respect to its oversight of corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee has adopted a charter, which specifies the composition and responsibilities of the committee. For more information concerning the Audit Committee, see the Report of the Audit Committee on Page 7 and Audit Committee Charter attached as Appendix A to this Proxy Statement.

Compensation Committee

        Messrs. Strom, Marino and Miller currently serve as members of the Compensation/Stock Option Committee (the "Compensation Committee"). This committee met twice during the last fiscal year. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation of the Company's employees, officers, and directors, and is authorized to determine the compensation of the Company's executive officers. The Compensation Committee is authorized to administer the various incentive plans of the Company and has all powers of the attendant thereto, including the power to grant employee stock options.

Directors' Compensation

        In the past, Directors who are not employees of the Company receive $1,500 per meeting for their services on the Board. In addition, under the Company's 1997 Stock Option Plan, each non-employee director is automatically granted 3,000 share options upon each election or re-election as a director by the shareholders. In January 2003, the Compensation Committee elected to discontinue the grant of stock options. The fee remains at $1,500 per meeting.

AUDIT COMMITTEE REPORT

        The Board of Directors has adopted and approved a formal written charter for the Audit Committee, a copy of which is appended to this year's Proxy Statement. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

        The Audit Committee of the Board of Directors oversees and monitors the participation of the Company's management and independent auditors throughout the financial reporting process.

        In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

  •
  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with the Company's management;

  •
  Discussed with SKB, the Company's independent auditors, those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); and

  •
  Received the written disclosure and the letter from SKB required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with SKB its independence.

        Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2002.

Audit Committee
John S. Strom
Joseph A. Marino
Geoffrey W. Miller

EXECUTIVE COMPENSATION

Compensation Summary

        The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company's Chairman and President/Chief Executive Officer during each of the Company's last three fiscal years. No other executive officers received salary and bonus for fiscal 2002 exceeding $100,000.

Summary Compensation Table

Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Comp ($)	Restricted Stock Award(s) ($)	Securities Underlying Option SARs (#)	Payouts LTIP ($)	All Other Comp ($)(a)
Bradley D. Slye Chairman President/CEO	2002 2001 2000	176,275 173,503 146,280	88,000 75,500 0	0 0 0	0 0 0	0 75,000 0	0 0 0	7,500 3,412 4,226

(a)
Amounts reflect allocations to individual's account of Company contributions to the ESOP and 401(k) Plan

Stock Options

        There were no options to purchase Company Common Stock granted to named executive officers during fiscal 2002.

        The following tables sets forth information concerning individual exercises of stock options by the named executive officer(s) during fiscal 2002, as well as the number of options outstanding at the end of fiscal 2002 for the named executive officer(s).

Aggregated Options/SAR Exercises in Last Fiscal Year And
Fiscal Year-End Options/SAR Values (a)

			Number of Securities Underlying Unexercised Options/SARs(a) at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)
Shares Acquired on Exercise (#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Bradley D. Slye	0	N/A	83,250	24,750	184,563	53,813

(a)
Consists entirely of stock options.

APPROVAL OF AUDITORS
Proposal #3

        The Company's Board of Directors retained Schweitzer Karon & Bremer, LLC as its principal independent accountants for the fiscal year ended December 31, 2002 and has selected Schweitzer Karon & Bremer, LLC to serve as the Company's auditors for the fiscal year ending December 31, 2003. The Board of Directors desires that the selection of such auditors for the current fiscal year be submitted to the shareholders for approval. If the selection is not approved, the Board of Directors will reconsider its decision.

Independent Auditors' Fees

        The firm of Schweitzer Karon & Bremer, LLC ("SKB") served as the Company's independent auditors for the fiscal year ended December 31, 2002.

        Audit Fees:    The SKB aggregate fees billed and to be billed for the annual audit of the financial statements included in the Company's Forms 10-KSB for the year end December 31, 2002 are $37,900. The fees for services related to the reviews of the Company's quarterly forms 10QSB filed during year end December 31, 2002 were $11,500.

        Financial Information Systems Design and Implementation Fees:    There were no fees billed by SKB for financial information systems design and implementation for the 2002 fiscal year.

        All Other Fees:    The aggregate fees for all other services rendered to the Company during fiscal 2002, including non-audit related services, were $33,500. Non-audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, tax consultations and preparation, and SEC registration statements.

        The Audit Committee has concluded that the services provided by SKB to the Company that were not related to its audit of the Company's financial statements were at all times compatible with maintaining that firm's independence.

        Representatives of Schweitzer Karon & Bremer, LLC are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Company's directors, its executive officers, and any persons who beneficially own more than 10% of the Company's Common Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for those reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal 2002. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of those filing requirements were satisfied with respect to fiscal 2002.

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

        Shareholder proposals for the 2004 Annual Meeting of Shareholders of the Company must be received no later than December 4, 2003 at the Company's principal executive offices, 6111 Blue Circle Drive, Minnetonka, Minnesota 55343, directed to the attention of the Secretary, in order to be considered for inclusion in next year's annual meeting proxy material under the SEC's proxy rules.

        Also, if a shareholder proposal intended to be presented at the next annual meeting but not included in the Company's proxy statement and proxy is received by the Company after February 16, 2004, then management named in the Company's proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy material.

FORM 10-KSB

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 2002 has been provided with this Proxy Statement. The Company will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-KSB upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of Electro-Sensors Common Stock on February 24, 2003, the record date for the 2003 Annual Meeting, and should be directed to Mr. Bradley Slye, Chief Executive Officer, at the Company's principal address.

        The foregoing Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.

BRADLEY D. SLYE
President
April 2, 2003

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF ELECTRO-SENSORS, INC.

I.    PURPOSE

        The primary function of the Audit Committee of Electro-Sensors, Inc. (the "Company") is to provide oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public and the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors (the "Board") have established. The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

  •
  Coordinate and evaluate the audit efforts of the Company's independent auditors.

  •
  Communicate directly with the independent auditors, the financial and senior management and the Board regarding the matters related to the Committee's responsibilities and duties.

        The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.    MEMBERSHIP

        The Committee shall be comprised of three or more directors elected by the Board, each of whom shall be independent. In addition, no member of the Audit Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Board. Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee shall be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership.

        All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. At least one member of the Committee shall be a "financial expert", as such term is defined in applicable regulations of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc.

III.    RESPONSIBILITIES AND DUTIES

  Independent Auditors

  •
  Appoint, compensate and oversee the Company's independent auditors. The Company's independent auditors shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors' independence.

  •
  Review the performance of the independent auditors and discharge the independent auditors when circumstances warrant.

  •
  Prior to approval by the Board, pre-approve all audit services and non-audit services to be performed by the Company's independent auditors. Neither the Committee nor the Board shall approve, and the Company's independent auditors shall not provide to the Company, the following non-audit services if such services are to be provided contemporaneously while serving as independent auditors of the Company: bookkeeping services; financial IS design and implementation services; appraisal or valuation services; fairness opinions; contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or HR; broker/dealer, investment adviser or investment banking services; and legal services and expert services unrelated to the audit.

  Financial Reporting Processes

  •
  Instruct the independent auditors, the Chief Executive Officer and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee's purpose, require its special attention.

  •
  Periodically consult with the independent auditors out of the presence of management regarding the adequacy of internal controls.

  •
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied and estimates used in its financial reporting.

  •
  Periodically consult with the independent auditors out of the presence of management regarding the accuracy and completeness of the Company's financial statements.

  Documents/Reports Review

  •
  Review with financial management and the independent auditors any earnings releases and all Forms 10-QSB or 10-KSB prior to its release or filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

  •
  Review and update this Charter periodically, at least annually, as conditions dictate.

  Audit Committee Report

  •
  Prepare an annual Audit Committee Report to be presented to the Board. The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-B and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

  Related-Party Transactions

  •
  Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

  Ethical and Legal Compliance

  •
  Review periodically the Company's Code of Ethical Conduct for Senior Financial Officers and management's enforcement of the Code as it relates to the Company's financial reporting process and internal control system.

  •
  Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

IV.    AUTHORITY

        The Audit Committee shall have the sole authority to:

  •
  Appoint, discharge and authorize compensation of the Company's independent auditors; and

  •
  At the expense of the Company, to retain such consultants and advisors as it deems reasonably necessary or appropriate to assist it with its functions.

        The Audit Committee shall also have the authority as it deems necessary or appropriate to the functions of the Audit Committee, to request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company's business operations and financial condition relevant to the functions of the Committee.

V.    MEETINGS AND MINUTES

        The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board, and filed with the minutes of the meetings of the Board.

GREATBANC TRUST COMPANY
C/O AMERICAN STOCK TRANSFER & TRUST COMPANY 59 MAIDEN LANE NEW YORK, NEW Y0RK 10038

ELECTRO-SENSORS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
PROXY FOR ANNUAL MEETING
April 23, 2003

        The undersigned hereby appoints BRADLEY D. SLYE and PETER R. PETERSON, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Electro-Sensors, Inc. registered in the name of the undersigned at the 2003 Annual Meeting of Shareholders of the Company to be held at the Radisson South, 7800 Normandale Boulevard, Bloomington, Minnesota, at 2:00 p.m. local time, on April 23, 2003, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

ELECTRO-SENSORS, INC.

April 17, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

V Please detach and mail in the envelope provided. V

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
	1.	Set number of directors at five			☐	☐	☐

	2.	Elect five directors:
NOMINEES
	☐	FOR ALL NOMINEES	☐	B. Slye
			☐	P. Peterson
	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ ☐	G. Miller J. Marino
			☐	J. Strom
	☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

	3.	Approve appointment of Schweitzer Karon & Bremer, LLC as independent auditors for the current fiscal year.			☐	☐	☐
	4.	Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.			☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL. DETACH AND RETURN USING THE ENVELOPE PROVIDED
Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held On April 23, 2003
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To Be Held On April 23, 2003
GENERAL INFORMATION
OUTSTANDING SHARES & VOTING RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS Proposals #1 and #2
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
Summary Compensation Table
Aggregated Options/SAR Exercises in Last Fiscal Year And Fiscal Year-End Options/SAR Values (a)
APPROVAL OF AUDITORS Proposal #3
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
SHAREHOLDER PROPOSALS
FORM 10-KSB
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ELECTRO-SENSORS, INC.